Exhibit 99.2

CERTAIN HISTORICAL FINANCIAL INFORMATION
PRESENTED UNDER NEW REPORTABLE SEGMENT STRUCTURE

This Exhibit 99.2 presents certain historical financial information of Greif, Inc. (the “Company”) for each of the reporting periods presented below in order to present such information aligned to the Company’s new reportable segment structure, as described in Item 7.01 of the Current Report on Form 8-K under which this Exhibit 99.2 is furnished (the “Form 8-K”). The information set forth in Item 7.01 of the Form 8-K is incorporated herein by reference. Capitalized terms used in this Exhibit 99.2 but not otherwise defined herein shall have the meaning ascribed to such term in Item 7.01 of the Form 8-K.

The following table presents net sales, gross profit and operating profit by reportable segments, along with the non-GAAP financial measures of Adjusted EBITDA by reportable segments, for each of the 2024 and 2023 reporting periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2024 Earnings Releases. See below for the GAAP to non-GAAP reconciliation of the reportable segment EBITDA and Adjusted EBITDA to reportable segment operating profit.

GREIF, INC. AND SUBSIDIARY COMPANIES
FINANCIAL HIGHLIGHTS BY REPORTABLE SEGMENT
UNAUDITED

	Three Months Ended October 31,	Three Months Ended July 31,	Three Months Ended April 30,	Three Months Ended January 31,	Three Months Ended October 31,	Three Months Ended July 31,	Three Months Ended April 30,	Three Months Ended January 31,
(in millions)	2024	2024	2024	2024	2023	2023	2023	2023
Net sales:
Customized Polymer Solutions	$306.8	$314.7	$285.6	$228.0	$230.1	$242.8	$236.9	$207.3
Durable Metal Solutions	393.8	424.1	413.7	370.5	398.2	421.0	410.1	402.4
Sustainable Fiber Solutions	636.5	624.7	580.1	528.8	603.5	590.6	580.0	592.8
Integrated Solutions	80.0	90.7	91.6	78.5	76.6	75.9	81.9	68.5
Total net sales	$1,417.1	$1,454.2	$1,371.0	$1,205.8	$1,308.4	$1,330.3	$1,308.9	$1,271.0
Gross profit:
Customized Polymer Solutions	$62.4	$60.6	$55.5	$44.2	$52.8	$59.7	$58.7	$39.6
Durable Metal Solutions	78.4	85.7	89.3	65.8	73.6	87.1	89.7	58.2
Sustainable Fiber Solutions	124.3	113.4	93.7	88.3	125.9	137.0	136.2	137.9
Integrated Solutions	23.6	30.7	31.6	23.3	23.4	23.2	27.2	15.9
Total gross profit	$288.7	$290.4	$270.1	$221.6	$275.7	$307.0	$311.8	$251.6
Operating profit:
Customized Polymer Solutions	$18.7	$18.8	$6.3	$11.7	$19.0	$29.0	$35.8	$6.7
Durable Metal Solutions	46.2	36.7	56.5	36.9	48.1	63.6	64.7	28.7
Sustainable Fiber Solutions	50.0	54.7	18.9	8.2	35.1	53.2	66.0	118.8
Integrated Solutions	11.7	60.8	16.4	12.1	10.2	9.8	14.6	2.2
Total operating profit	$126.6	$171.0	$98.1	$68.9	$112.4	$155.6	$181.1	$156.4
Adjusted EBITDA(1):
Customized Polymer Solutions	$44.8	$49.7	$34.9	$25.8	$34.5	$42.9	$41.1	$24.6
Durable Metal Solutions	51.5	46.1	64.5	44.7	56.7	71.2	68.9	36.8
Sustainable Fiber Solutions	86.3	84.0	49.5	53.0	96.7	101.3	104.0	100.8
Integrated Solutions	15.6	19.6	20.8	13.5	15.1	14.4	18.6	5.6
Total Adjusted EBITDA	$198.2	$199.4	$169.7	$137.0	$203.0	$229.8	$232.6	$167.8

(1) Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax (benefit) expense, plus other (income) expense, net, plus depreciation, depletion and amortization expense, plus acquisition and integration related costs, plus restructuring charges, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus gain (loss) on disposal of properties, plants and equipment, (gain) loss on disposal of businesses, net, plus other costs.

The following table presents a reconciliation of reportable segment net income to reportable Adjusted EBITDA for each of the 2024 and 2023 periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2024 Earnings Releases.

GREIF, INC. AND SUBSIDIARY COMPANIES
GAAP TO NON-GAAP RECONCILIATION
CONSOLIDATED ADJUSTED EBITDA
UNAUDITED

	Three Months Ended October 31,	Three Months Ended July 31,	Three Months Ended April 30,	Three Months Ended January 31,	Three Months Ended October 31,	Three Months Ended July 31,	Three Months Ended April 30,	Three Months Ended January 31,
(in millions)	2024	2024	2024	2024	2023	2023	2023	2023
Net income	$64.0	$93.6	$52.0	$74.3	$73.3	$96.7	$116.0	$93.1
Plus: Interest expense, net	39.2	41.3	30.2	24.2	24.8	25.3	23.4	22.8
Plus: Non-cash pension settlement charges	—	—	—	—	3.5	—	—	—
Plus: Income tax (benefit) expense	23.7	36.2	17.0	(38.2)	9.9	31.1	39.1	37.7
Plus: Other (income) expense, net	0.6	0.8	(0.4)	9.1	1.4	3.4	2.9	3.3
Plus: Equity earnings of unconsolidated affiliates, net of tax	(0.9)	(0.9)	(0.7)	(0.5)	(0.5)	(0.9)	(0.3)	(0.5)
Operating profit	$126.6	$171.0	$98.1	$68.9	$112.4	$155.6	$181.1	$156.4
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.9)	(0.9)	(0.7)	(0.5)	(0.5)	(0.9)	(0.3)	(0.5)
Plus: Depreciation, depletion and amortization expense	67.9	67.1	65.9	60.4	61.2	57.7	56.6	55.1
Plus: Acquisition and integration related costs	2.4	2.0	11.5	2.6	3.5	3.4	4.6	7.5
Plus: Restructuring charges	3.8	2.7	(6.8)	5.7	5.2	8.7	2.4	2.4
Plus: Non-cash asset impairment charges	0.7	0.2	0.4	1.3	16.9	1.6	1.3	0.5
Plus: (Gain) loss on disposal of properties, plants and equipment, net	(2.4)	(3.4)	(0.3)	(2.7)	0.8	1.7	(5.0)	—
Plus: (Gain) loss on disposal of businesses, net	0.1	(46.1)	—	—	0.1	0.3	(9.8)	(54.6)
Plus: Other costs*	(1.8)	5.0	0.2	0.3	2.4	(0.1)	1.1	—
Adjusted EBITDA	$198.2	$199.4	$169.7	$137.0	$203.0	$229.8	$232.6	$167.8
*Includes fiscal year-end change costs, business modernization costs and share-based compensation impact of disposals of businesses

The following table presents a reconciliation of reportable segment operating profit to reportable Adjusted EBITDA for each of the 2024 and 2023 periods indicated, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the 2024 Earnings Releases.

GREIF, INC. AND SUBSIDIARY COMPANIES
GAAP TO NON-GAAP RECONCILIATION
REPORTABLE SEGMENT ADJUSTED EBITDA(2)
UNAUDITED

	Three Months Ended October 31,	Three Months Ended July 31,	Three Months Ended April 30,	Three Months Ended January 31,	Three Months Ended October 31,	Three Months Ended July 31,	Three Months Ended April 30,	Three Months Ended January 31,
(in millions)	2024	2024	2024	2024	2023	2023	2023	2023
Customized Polymer Solutions
Operating profit	$18.7	$18.8	$6.3	$11.7	$19.0	$29.0	$35.8	$6.7
Less: Equity earnings of unconsolidated affiliates, net of tax	—	—	—	—	(0.1)	—	(0.3)	(0.5)
Plus: Depreciation and amortization expense	22.6	27.2	17.5	12.0	12.3	12.3	11.9	10.9
Plus: Acquisition and integration related costs	2.4	1.8	11.2	1.8	2.0	1.2	2.5	5.1
Plus: Restructuring charges	0.9	1.0	0.2	0.2	0.1	0.3	0.3	1.4
Plus: Non-cash asset impairment charges	0.3	—	—	—	0.1	—	—	—
Plus: (Gain) loss on disposal of properties, plants and equipment, net	0.2	(0.1)	(0.3)	—	0.1	0.1	—	—
Plus: (Gain) loss on disposal of businesses, net	—	—	—	—	0.5	—	(9.9)	—
Plus: Other costs*	(0.3)	1.0	—	0.1	0.3		0.2	—
Adjusted EBITDA	$44.8	$49.7	$34.9	$25.8	$34.5	$42.9	$41.1	$24.6
Durable Metal Solutions
Operating profit	$46.2	$36.7	$56.5	$36.9	$48.1	$63.6	$64.7	$28.7
Plus: Depreciation and amortization expense	7.3	7.3	7.2	7.3	7.3	7.1	7.1	7.2
Plus: Restructuring charges	1.3	1.0	0.3	0.4	0.2	0.5	0.6	0.4
Plus: Non-cash asset impairment charges	—	—	0.4	—	0.3	—	1.0	0.5
Plus: (Gain) loss on disposal of properties, plants and equipment, net	(2.8)	(0.1)	0.1	—	0.2	—	(4.7)	—
Plus: Other costs*	(0.5)	1.2	—	0.1	0.6	—	0.2	—
Adjusted EBITDA	$51.5	$46.1	$64.5	$44.7	$56.7	$71.2	$68.9	$36.8
Sustainable Fiber Solutions
Operating profit	$50.0	$54.7	$18.9	$8.2	$35.1	$53.2	$66.0	$118.8
Plus: Depreciation, depletion and amortization expense	35.2	29.1	37.9	38.0	38.5	35.3	34.4	33.8
Plus: Acquisition and integration related costs	—	0.2	0.3	0.8	1.5	2.2	2.1	2.4
Plus: Restructuring charges	1.4	0.8	(7.6)	4.6	4.1	6.9	1.1	0.4
Plus: Non-cash asset impairment charges	0.4	—	—	1.3	16.1	1.6	—	—
Plus: (Gain) loss on disposal of properties, plants and equipment, net	0.2	(3.1)	(0.2)	—	0.5	1.9	(0.3)	—
Plus: (Gain) loss on disposal of businesses, net	—	—	—	—	(0.4)	0.3	0.1	(54.6)
Plus: Other costs*	(0.9)	2.3	0.2	0.1	1.3	(0.1)	0.6	—
Adjusted EBITDA	$86.3	$84.0	$49.5	$53.0	$96.7	$101.3	$104.0	$100.8

Integrated Solutions
Operating profit	$11.7	$60.8	$16.4	$12.1	$10.2	$9.8	$14.6	$2.2
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.9)	(0.9)	(0.7)	(0.5)	(0.4)	(0.9)	—	—
Plus: Depreciation and amortization expense	2.8	3.5	3.3	3.1	3.1	3.0	3.2	3.2
Plus: Restructuring charges	0.2	(0.1)	0.3	0.5	0.8	1.0	0.4	0.2
Plus: Non-cash asset impairment charges	—	0.2	—	—	0.4	—	0.3	—
Plus: (Gain) loss on disposal of properties, plants and equipment, net	—	(0.1)	0.1	(2.7)	—	(0.3)	—	—
Plus: (Gain) loss on disposal of businesses, net	0.1	(46.1)	—	—	—	—	—	—
Plus: Other costs*	(0.1)	0.5	—	—	0.2	—	0.1
Adjusted EBITDA	$15.6	$19.6	$20.8	$13.5	$15.1	$14.4	$18.6	$5.6
*Includes fiscal year-end change costs and share-based compensation impact of disposals of businesses

(2) Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax (benefit) expense, plus other (income) expense, net, plus depreciation, depletion and amortization expense, plus acquisition and integration related costs, plus restructuring charges, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus (gain) loss on disposal of properties, plants and equipment, plus (gain) loss on disposal of businesses, net, plus other costs. However, because the Company does not calculate net income by segment, this table calculates adjusted EBITDA by segment with reference to operating profit by segment, which, as demonstrated in the table of consolidated adjusted EBITDA, is another method to achieve the same result.

The following table presents net sales by reportable segments and geographic operating segments, depreciation, depletion and amortization expenses by reportable segments, and capital expenditures by reportable segments for fiscal years 2024 and 2023, presented under the new reportable segment structure discussed in the Form 8-K from the original presentation in the fourth fiscal quarter of 2024 earnings release. The following information is unaudited:

	Twelve Months Ended October 31, 2024			Twelve Months Ended October 31, 2023
(in millions)	United States	Europe, Middle East and Africa	Asia Pacific and Other Americas	United States	Europe, Middle East and Africa	Asia Pacific and Other Americas
Customized Polymer Solutions	$508.8	$438.2	$188.1	$442.3	$380.1	$94.7
Durable Metal Solutions	314.7	905.1	382.3	336.4	893.5	401.8
Sustainable Fiber Solutions	2,316.2	0.7	53.2	2,313.3	0.6	53.0
Integrated Solutions	266.0	44.0	30.8	240.3	36.7	25.9
Total net sales	$3,405.7	$1,388.0	$654.4	$3,332.3	$1,310.9	$575.4

	Twelve Months Ended October 31,
(in millions)	2024	2023
Depreciation, depletion and amortization expense:
Customized Polymer Solutions	$79.3	$47.4
Durable Metal Solutions	29.1	28.7
Sustainable Fiber Solutions	140.2	142.0
Integrated Solutions	12.7	12.5
Total depreciation, depletion and amortization expense	$261.3	$230.6

Capital expenditures:
Customized Polymer Solutions	$40.9	$37.7
Durable Metal Solutions	25.7	32.1
Sustainable Fiber Solutions	94.7	118.3
Integrated Solutions	5.9	12.1
Total segment	167.2	200.2
Corporate and other	1.8	18.0
Total capital expenditures	$169.0	$218.2